                                                                 EXHIBIT (A)(16)

Form W-8
(Rev. November 1992)     CERTIFICATE OF FOREIGN STATUS
Department of the Treasury

Internal Revenue Service
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    NAME OF OWNER (If joint account, also give joint owner's name.) (See
    SPECIFIC INSTRUCTIONS.)
                                                          U.S. taxpayer
                                                          identification
                                                          number (if any)
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    PERMANENT ADDRESS (See SPECIFIC INSTRUCTIONS.) (Include apt. or suite
    no.)
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    City, province or state, postal code, and country
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    CURRENT MAILING ADDRESS, if different from permanent address (Include apt. or suite no., or P.O. box if mail is not delivered to street address.)
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    City, town or post office, state, and ZIP code (If foreign address, enter city, province or state, postal code, and country.)
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List account information
               Account number Account type      Account number  Account type
here (Optional, see
            z
SPECIFIC INSTRUCTIONS.)
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NOTICE OF CHANGE IN STATUS.--To notify the payer, mortgage interest recipient, broker, or barter exchange that you no longer qualify for exemption, check here .................................................... z
                                                                             [_]
IF YOU CHECK THIS BOX, REPORTING WILL BEGIN ON THE ACCOUNT(S) LISTED.
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     CERTIFICATION.--(Check applicable box(es)). Under penalties of perjury,
     I certify that:
     [_] For INTEREST PAYMENTS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust).

PLEASE
     [_]  For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing
SIGN      for a foreign corporation, partnership, estate, or trust).
HERE [_] For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an exempt foreign person as defined in the instructions below.

     z    ---------------------------------------------------------------------
          Signature                                       Date
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GENERAL INSTRUCTIONS
(Section references are to the Internal Revenue Code unless otherwise noted.) PURPOSE
Use Form W-8 or a substitute form containing a substantially similar statement to tell the payer, mortgage interest recipient, middleman, broker, or barter exchange that you are a nonresident alien individual, foreign entity, or exempt foreign person not subject to certain U.S. information return reporting or backup withholding rules.
CAUTION: Form W-8 does not exempt the payee from the 30% (or lower treaty) nonresident withholding rates.
NONRESIDENT ALIEN INDIVIDUAL
For income tax purposes, "nonresident alien individual" means an individual who is neither a U.S. citizen nor resident. Generally, an alien is considered to be a U.S. resident if:
 . The individual was a lawful permanent resident of the United States at any time during the calendar year, that is, the alien held an immigrant visa (a "green card"), or
 . The individual was physically present in the United States on:
 (1) at least 31 days during the calendar year, and
 (2) 183 days or more during the current year and the 2 preceding calendar years (counting all the days of physical presence in the current year, one-
third the number of days of presence in the first preceding year, and only one-sixth of the number of days in the second preceding year).
 See PUB. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.
NOTE: If you are a nonresident alien individual married to a U.S. citizen or resident and have made an election under section 6013(g) or (h), you are treated as a U.S. resident and MAY NOT use Form W-8.
EXEMPT FOREIGN PERSON
For purposes of this form, you are an "exempt foreign person" for a calendar year in which:
 1. You are a nonresident alien individual or a foreign corporation, partnership, estate, or trust,
 2. You are an individual who has not been, and plans not to be, present in the United States for a total of 183 days or more during the calendar year, and
 3. You are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.
 If you do not meet the requirements of 2 or 3 above, you may instead certify on FORM 1001, Ownership, Exemption, or Reduced Rate Certificate, that your country has a tax treaty with the United States that exempts your transactions from U.S. tax.
FILING INSTRUCTIONS
WHEN TO FILE.--File Form W-8 or substitute form before a payment is made. Otherwise, the payer may have to withhold and send part of the payment to the Internal Revenue Service (see BACKUP WITHHOLDING below) This certificate generally remains in effect for three calendar years. However, the payer may require you to file a new certificate each time a payment is made to you.
WHERE TO FILE.--File this form with the payer of the qualifying income who is the withholding agent (see WITHHOLDING AGENT on page 2). Keep a copy for your own records.
BACKUP WITHHOLDING
A U.S. taxpayer identification number or Form W-8 or substitute form must be given to the payers of certain income. If a taxpayer identification number or Form W-8 or substitute form is not provided or the wrong taxpayer identification number is provided, these payers may have to withhold 20% of each payment or transaction. This is called backup withholding.
NOTE: On January 1, 1993, the backup withholding rate increases from 20% to
31%.
 Reportable payments subject to backup withholding rules are:
 . Interest payments under section 6049(a)
 . Dividend payments under sections 6049(a) and 6044.
 . Other payments (i.e., royalties and payments from brokers and barter exchanges) under sections 6041, 6041A(a), 6045, 6050A, and 6050N.
 If backup withholding occurs, an exempt foreign person who is a nonresident alien individual may get a refund by filing FORM 1040NR, U.S. Nonresident Alien Income Tax Return, with the Internal Revenue
                                                            (Continued on back.)
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                                Cat. No. 10230M            Form W-8 (Rev. 11-92)
                             PLEASE PRINT OR TYPE

FORM W-8.

Form W-8 (Rev. 11-92)                                                     Page 2
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Service Center.            Nonresident Aliens and     separate Form W-8 with
Philadelphia, PA 19255     Foreign                    each payer.
even if filing the         Corporations, for          SIGNATURE.--If only one
return is not otherwise    rEGISTERED OBLIGATIONS     foreign person owns the
required.                  TARGETED TO FOREIGN        account(s) listed on
                           MARKETS and when Form W-   this form, that foreign
U.S. TAXPAYER              8 or substitute form is    person should sign the
IDENTIFICATION NUMBER      not required on these      Form W-8.
                           payments.                   If each owner of a
The Internal Revenue law    BEARER OBLIGATIONS.--     joint account is a
requires that certain      The interest from bearer   foreign person, EACH
income be reported to      obligations targeted to    should sign a separate
the Internal Revenue       foreign markets is         Form W-8.
Service using a U.S.       treated as portfolio       NOTICE OF CHANGE IN
taxpayer identification    interest and is not        STATUS.--If you become a
number (TIN). This         subject to 30%             U.S. citizen or resident
number can be a social     withholding. Form W-8 or   after you have filed
security number assigned   substitute form is not     Form W-8 or substitute
to individuals by the      required.                  form, or you cease to be
Social Security            DIVIDENDS.--Any            an exempt foreign
Administration or an       distribution or payment    person, you must notify
employer identification    of dividends by a U.S.     the payer in writing
number assigned to         corporation sent to a      within 30 days of your
businesses and other       foreign address is         change in status.
entities by the Internal   subject to the 30% (or      To notify the payer,
Revenue Service.           lower treaty)              you may check the box in
 Payments to account       withholding rate, but is   the space provided on
holders who are foreign    not subject to backup      this form or use the
persons (nonresident       withholding. Also, there   method prescribed by the
alien individuals,         is no backup withholding   payer.
foreign corporations,      on dividend payments        Reporting will then
partnerships, estates,     made to a foreign person   begin on the account(s)
or trusts) generally are   by a foreign               listed and backup
not subject to U.S.        corporation. However,      withholding may also
reporting requirements.    the 30% withholding (or    begin unless you certify
Also, foreign persons      lower treaty) rate         to the payer that:
are not generally          applies to dividend         (1) The U.S. taxpayer
required to have a TIN,    payments made to a         identification number
nor are they subject to    foreign person by a        you have given is
any backup withholding     foreign corporation if:    correct, AND
because they do not        . 25% or more of the        (2) The Internal
furnish a TIN to a payer   foreign corporation's      Revenue Service has not
or broker.                 gross income for the       notified you that you
 However, foreign          three preceding taxable    are subject to backup
persons with income        years was effectively      withholding because you
effectively connected      connected with a U.S.      failed to report certain
with a trade or business   trade or business, and     income.
in the United States       . The corporation was       You may use FORM W-9,
(income subject to         not subject to the         Request for Taxpayer
regular (graduated)        branch profits tax         Identification Number
income tax), must have a   because of an income tax   and Certification, to
TIN. To apply for a TIN,   treaty (see section        make these
use Form SS-4,             884(e)).                   certifications.
Application for Employer    If a foreign               If an account is no
Identification Number,     corporation makes          longer active, you do
available from local       payments to another        not have to notify a
Internal Revenue Service   foreign corporation, the   payer of your change in
offices, or Form SS-5,     recipient must be a        status unless you also
Application for a Social   qualified resident of      have another account
Security Card, available   its country of residence   with the same payer that
from local Social          to benefit from that       is still active.
Security Administration    country's tax treaty.      FALSE CERTIFICATE.--If
offices.                   BROKER OR BARTER           you file a false
                           EXCHANGES.--Income from    certificate when you are
SPECIAL RULES              transactions with a        not entitled to the
MORTGAGE INTEREST.--For    broker or barter           exemption from
purposes of the            exchanges is subject to    withholding or
reporting rules,           reporting rules and        reporting, you may be
mortgage interest is       backup withholding         subject to fines and/or
interest paid on a         unless Form W-8 or         imprisonment under U.S.
mortgage to a person       substitute form is filed   perjury laws.
engaged in a trade or      to notify the broker or    INSTRUCTIONS TO
business originating       barter exchange that you   WITHHOLDING AGENTS
mortgages in the course    are an exempt foreign
of that trade or           person as defined on
business. A mortgage       page 1.
interest recipient is      SPECIFIC INSTRUCTIONS
one who receives           NAME OF OWNER.--If Form    WITHHOLDING AGENT.--
interest on a mortgage     W-8 is being filed for     Generally, the person
that was acquired in the   portfolio interest,        responsible for payment
course of a trade or       enter the name of the      of the items discussed
business.                  beneficial owner.          above to a nonresident
                           U.S. TAXABLE               alien individual or
                           IDENTIFICATION NUMBER.--   foreign entity is the
                           If you have a U.S.         withholding agent (see
                           taxpayer identification    Pub. 515).
                           number, enter your         RETENTION OF
                           number in this space       STATEMENT.--Keep Form W-
                           (see the discussion        8 or substitute form in
 Mortgage interest is      earlier).                  your records for at
not subject to backup      PERMANENT ADDRESS.--       least four years
withholding rules, but     Enter your complete        following the end of the
is subject to reporting    address in the country     last calendar year
requirements under         where you reside           during which the payment
section 6050H.             permanently for income     is paid or collected.
Generally, however, the    tax purposes.              PORTFOLIO INTEREST.--
reporting requirements                                Although registered
do not apply if the        IF YOU ARE:                obligations NOT targeted
payer of record is a                                  to foreign markets are
nonresident alien                                     not subject to 30%
individual who pays                                   withholding, you must
interest on a mortgage                                file FORM 1042S, Foreign
not secured by real                                   Person's U.S. Source
property in the United                                Income Subject to
States. Use Form W-8 or                               Withholding, to report
substitute form to                                    the interest payment.
notify the mortgage                                   Both Form 1042S and a
interest recipient that                               copy of Form W-8 or
the payer is a                                        substitute form must be
nonresident alien                                     attached to FORM 1042,
individual.                                           Annual Withholding Tax
                                                      Return for U.S. Source
                                                      Income of Foreign
                                                      Persons.
                                        SHOW THEADDRESS OF:
                           An individualYour permanent residence
                           A partnership or
                           corporation
                                        Principal office
PORTFOLIO INTEREST.--
Generally, portfolio       An estate or trust
interest paid to a                      Permanent residence or
nonresident alien                       principal office of any
individual or foreign                   fiduciary
partnership, estate, or
trust is not subject to
backup withholding
rules. However, if
interest is paid on
portfolio investments to
a beneficial owner that
is neither a financial
institution nor a member
of a clearing
organization, Form W-8
or substitute form is
required.



                            Also show your current
                           mailing address if it
                           differs from your
                           permanent address.
                           ACCOUNT INFORMATION
                           (OPTIONAL).--If you have
                           MORE THAN ONE ACCOUNT
                           (savings, certificate of
                           deposit, pension, IRA,
                           etc.) with the same
                           payer, list all account
                           numbers and types on one
                           Form W-8 or substitute
 REGISTERED OBLIGATIONS    form unless your payer
NOT TARGETED TO FOREIGN    requires you to file a
MARKETS qualify as         separate certificate for
portfolio interest not     each account.
subject to 30%              If you have MORE THAN
withholding, but require   ONE PAYER, file a
the filing of Form W-8
or substitute form. SEE
INSTRUCTIONS TO
WITHHOLDING AGENTS on
this page for reporting
rules.
 SEE PUB. 515,
Withholding of Tax on